SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): April 21, 2005



                          FLORIDA COMMUNITY BANKS, INC.
             (Exact name of registrant as specified in its charter)




      Florida                       000-1170902                  35-2164765
      -------                       -----------                  ----------
(State or other jurisdiction   Commission File Number        (I.R.S. Employer
    Of incorporation)                                       Identification No.)




                1400 North 15th Street, Immokalee, Florida 34142
                    (address of principal executive offices)

                  Registrant's telephone number: (239) 657-3171




                                 Not Applicable

          (Former name or former address, if changed since last report)




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ITEM 2.02.        Results of Operation and Financial Condition

At its April 21, 2005 Annual Meeting of Shareholders, Florida Community Banks, Inc. made a presentation concerning its historic financial performance. The text of that presentation is attached as Exhibit 99.1.

ITEM 7.01.        Regulation FD Disclosure

At its April 21, 2005 Annual Meeting of Shareholders, Florida Community Banks, Inc. made a presentation concerning its historic financial performance. The text of that presentation is attached as Exhibit 99.1.

ITEM 9.01.        Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being furnished with this Report:

99.1     Presentation (solely furnished and not filed).


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 22, 2005

Florida Community Banks, Inc.
(Registrant)


By:      /s/ Guy Harris
         Guy Harris
         Chief Financial Officer


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